UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 22, 2015 (January 21, 2015)

Orchid Island Capital, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35236	27-3269228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3305 Flamingo Drive, Vero Beach, Florida 32963
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (772) 231-1400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 21, 2015, Orchid Island Capital, Inc. (the “Company”) made equity awards and agreed to pay cash bonuses to Robert E. Cauley and G. Hunter Haas IV.  Mr. Cauley is the Chief Executive Officer and President of the Company and he is an executive officer of Bimini Advisors, LLC, the Company’s external manager (the “Manager”).  Mr. Haas is the Chief Financial Officer and Chief Investment Officer of the Company and he is an executive officer of the Manager.  The equity awards were made pursuant to the terms and conditions of the Company’s 2012 Equity Incentive Plan (the “Plan”).  All capitalized terms that are not defined herein have the meaning set forth in the Plan.

The equity awards made to Mr. Cauley consist of 6,196 shares of immediately vested Common Stock and 4,129 Performance Units.  Mr. Cauley also received a cash bonus of $137,500.  The equity awards made to Mr. Haas consist of 5,096 shares of immediately vested Common Stock and 3,378 Performance Units.  Mr. Haas also received a cash bonus of $112,500.  The Performance Units granted to Mr. Cauley and to Mr. Haas (the “Grantees”) contain identical terms and conditions, which are summarized below.  For purposes of the equity grants, the Common Stock was valued at $13.32 per share, which was the closing market price of the Common Stock on January 21, 2015.

The Performance Units are earned at the rate of 10% per quarter commencing with the quarter ending March 31, 2016 and concluding with the quarter ending June 30, 2018.  The Grantee must continue to serve as an executive officer of the Company as of the end of each such quarter in order to receive the number of Performance Units that may be earned on that date.  In the event of a Change in Control (as defined in the Plan) or the death or disability of a Grantee, all of his Performance Units shall be earned.  When earned, each Performance Unit shall be settled by the issuance of one share of the Company’s Common Stock, at which time the Performance Unit shall be cancelled.

The Performance Units contain dividend equivalent rights which entitle the Participants to receive distributions declared by the Company on Common Stock.  One Performance Unit is equivalent to one share of Common Stock for purposes of the dividend equivalent rights.  Other than dividend equivalent rights, the Performance Units do not entitle the Participants to any of the rights of a stockholder of the Company.  The Performance Units are subject to significant transfer restrictions, as set forth in the Plan.

The number of outstanding Performance Units is subject to the following adjustments:

Book Value Impairment.  A “Book Value Impairment” shall occur if over any two consecutive quarters the following conditions are satisfied: (i) the Company’s book value per share declines by 15% or more during the first of such two quarters and (ii) the Company’s book value per share decline from the beginning of such two quarters to the end of such two quarters is at least 10%.  If a Book Value Impairment occurs, then the number of Performance Units that are outstanding as of the last day of such two quarter period shall be reduced by 15%.

Extraordinary Book Value Preservation.  “Extraordinary Book Value Preservation” shall occur in any quarter in which the following conditions are satisfied: (i) the median change in the book value per share of specified peer companies (the “Median Book Value Decline”) is a decline of 6% or more and (ii) the Company’s book value per share either (a) increases or (b) declines by a percentage that is less than 50% of the Median Book Value Decline.  If an event of Extraordinary Book Value Preservation occurs, then the number of Performance Units that are outstanding as of the last day of the quarter in which the Extraordinary Book Value Preservation has occurred shall be increased by 5 basis points for every 1 basis point of difference between the Company’s book value per share percentage change and the Median Book Value Decline during such quarter.

Outperform All Peer Companies.  The Company shall “Outperform All Peer Companies” in any quarter in which the following conditions are satisfied: (i) the specified peer companies all experience a decline in book value per share and (ii) the Company’s book value per share either (a) increases or (b) declines by an amount that is less than the decline experienced by each peer company.  If the Company Outperforms All Peer Companies in any quarter, then the number of Performance Units that are outstanding as of the last day of such quarter shall increase by 10%.

Caution About Forward-Looking Statements.

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward looking statements are based upon the Company’s present expectations, but the Company cannot assure you that actual results will not vary from the expectations contained in the forward-looking statements. Investors should not place undue reliance upon forward looking statements. For further discussion of the factors that could affect outcomes, please refer to the "Risk Factors" section of the Company's Form 10-K for the year ended December 31, 2013.  All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect the Company. Except as required by law, the Company is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit No.	Description
99.1	Stock Award Agreement by Orchid Island Capital Inc. to Robert E. Cauley dated January 21, 2015
99.2	Performance Unit Award Agreement by Orchid Island Capital Inc. to Robert E. Cauley dated January 21, 2015
99.3	Stock Award Agreement by Orchid Island Capital Inc. to G. Hunter Haas, IV dated January 21, 2015
99.4	Performance Unit Award Agreement by Orchid Island Capital Inc. to G. Hunter Haas, IV dated January 21, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2015	ORCHID ISLAND CAPITAL, INC.

	By:	/s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Stock Award Agreement by Orchid Island Capital Inc. to Robert E. Cauley dated January 21, 2015
99.2	Performance Unit Award Agreement by Orchid Island Capital Inc. to Robert E. Cauley dated January 21, 2015
99.3	Stock Award Agreement by Orchid Island Capital Inc. to G. Hunter Haas, IV dated January 21, 2015
99.4	Performance Unit Award Agreement by Orchid Island Capital Inc. to G. Hunter Haas, IV dated January 21, 2015